Diversified Equity Fund A series of CNI Charter Funds
SUMMARY PROSPECTUS DATED JANUARY 28, 2010, AS SUPPLEMENTED MAY 28, 2010, JUNE 30, 2010 AND SEPTEMBER 7, 2010

Class: Institutional Class Class N	Ticker: AHDEX AHADX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.CNICharter-CCMA.com. You can also get this information at no cost by calling 1-800-445-1341 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2010, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2009, are incorporated by reference into this Summary Prospectus.

Diversified Equity Fund

INVESTMENT GOAL

The Diversified Equity Fund seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Diversified Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of Diversified Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses	0.24%		0.24%
Total Other Expenses		0.24%		0.49%
Total Annual Fund Operating Expenses		0.99%		1.49%
Fee Waiver and/or Expense Reimbursement(1)(2)		None		(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.99%		1.39%

(1)
CCM Advisors, LLC, the Fund’s investment adviser (“CCMA”), has contractually agreed to limit shareholder servicing fees for Class N to 0.15% until January 28, 2011. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the shareholder services agreement between CCMA and the Fund.

(2)
CCMA has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through January 28, 2011 at or below 1.25% for Institutional Class shares and 1.50% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the investment management agreement between CCMA and the Fund. Any fee reductions or reimbursements may be repaid to CCMA within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Diversified Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$101	$315	$547	$1,213
Class N	$142	$461	$804	$1,771

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Diversified Equity Fund’s portfolio consists of common stocks of large-capitalization U.S. companies (for this purpose, as defined by Standard & Poor’s, companies with market capitalizations of greater than $3 billion) that are diversified among various industries and market sectors. Up to 20% of the Fund’s portfolio may consist of securities of mid-capitalization companies (for this purpose, as defined by Standard & Poor’s, companies with capitalizations of $750 million to $3.3 billion). The Fund’s sub-advisers may buy and sell securities for the Fund frequently, which may result in higher transaction costs and produce capital gains and losses.

Please review the Fund’s prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Diversified Equity Fund, CCMA and the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Sub-Adviser Allocation – The Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Diversified Equity Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.CNICharter-CCMA.com or www.cnicharterfunds.com to obtain updated performance information.

The predecessor to the Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The Institutional Class performance results before September 30, 2005 are for the Class I shares of the Predecessor Fund. Class A shares of the Predecessor Fund, the predecessor class to Class N shares of the Fund, commenced operations on December 30, 2002. The Class N performance results from December 30, 2002 to September 30, 2005 are for Class A shares of the Predecessor Fund.

This bar chart shows the performance of the Diversified Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 16.06% Q2 2003	Worst Quarter (23.29)% Q4 2008

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This table shows the average annual total returns of each class of the Diversified Equity Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				10/20/1988
Return Before Taxes	28.46%	(0.29)%	1.01%
Return After Taxes on Distributions	28.04%	(1.44)%	(0.83)%
Return After Taxes on Distributions and Sale of Fund Shares	18.45%	(0.30)%	0.04%
Class N				12/30/2002
Return Before Taxes	28.06%	(0.55)%	0.83%
S&P 500 Index	26.46%	0.42%	(0.95)%	10/31/1988

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

CCM Advisors, LLC

SUB-ADVISERS

AMBS Investment Counsel, LLC (“AMBS”)

SKBA Capital Management, LLC (“SKBA”)

Turner Investment Partners, Inc. (“Turner”)

PORTFOLIO MANAGERS

Allan J. Meyers of AMBS has served as portfolio manager for the Fund since 2006. Andrew W. Bischel of SKBA has served as portfolio manager for the Fund since 2006. Robert E. Turner of Turner has served as portfolio manager for the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Diversified Equity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Diversified Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Diversified Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CNI-SM-016-0100

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